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                                                                     EXHIBIT 4.1

I
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
                                              IMMUSOL, INC.
COMMON STOCK             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA              CUSIP  45253N 10 8
                                                                                     SEE REVERSE FOR CERTAIN DEFINITIONS
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This Certifies that

is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF
                                 IMMUSOL, INC.

  transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
                              Agent and Registrar.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Secretary                                                       Chairman and CEO

                         COUNTERSIGNED AND REGISTERED:
                           CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                      (JERSEY CITY, N.J.)
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                         BY

                                                              AUTHORIZED OFFICER
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                                 IMMUSOL, INC.

      The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of each preference and/or rights. Such requests shall be made to the Corporation s Secretary at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common               UNIF GIFT MIN ACT- ................ Custodian .............
TEN ENT - as tenants by the entireties                              (Cust)                    (Minor)
JT TEN  - as joint tenants with right of                        under Uniform Gifts to Minors
          survivorship and not as tenants                       Act ....................................
          in common                                                               (State)

                                             UNIF TRF MIN ACT-  ......... Custodian (until age ........)
                                                                  (Cust)
                                                                .................under Uniform Transfers
                                                                     (Minor)
                                                                to Minors Act ..........................
                                                                                        (State)
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    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                          Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

                                       X
                                       X
                                        THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15